© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. February 9, 2010 Q2 and 1H Fiscal 2010 Investor/Analyst Call Exhibit 99.2

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
2
Forward-Looking Statements and
GAAP Reconciliation
Forward-Looking Statements and
GAAP Reconciliation
contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form 10-Q and
Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; declining economic conditions could adversely affect our results of operations and financial condition; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under a consent decree with the FDA and our failure to comply with the requirements of the consent decree may have an adverse effect on our business; and we may face significant uncertainty in the industry due to government healthcare reform.  This presentation reflects management’s views as of February 9, 2010. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
measures. Reconciliations can be found on slide 14 of this presentation.  In addition, definitions and reconciling information can be found on CareFusion’s website at www.carefusion.com under the SEC Filings link of the Investor Relations tab.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP financial

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
3
Today’s Speakers
Today’s Speakers
Dave Schlotterbeck, Chairman and Chief Executive Officer
Ed Borkowski, Chief Financial Officer

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q2 and 1H Fiscal 2010 Results
Q2 and 1H Fiscal 2010 Results
© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
3
3
2
Q2 Fiscal 2010 Year-Over-Year
Quarterly Review
Q2 Fiscal 2010 Year-Over-Year
Quarterly Review
11% $329 16% $351 Operating Expenses
%
Change
$M
%
Change
$M
$0.33
$73
$127
$1,019
GAAP
(37)%
(32)%
(26)%
5%
(20)% $88
Income From Continuing
Operations
(21)% $0.39
Diluted EPS From Continuing
Operations
Adjusted
Revenue $1,019 5%
Operating Income $149 (15)%
5
1  % Change over prior year period.
2 Adjusted operating income and adjusted operating expenses are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items.
1
2
1

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
15% $337 15% $337 Revenues
(19)% (39)%
$M
$111
$682
$M
GAAP
$16
%
Change
(24)%
1%
%
Change
%
Change
$M Critical Care Technologies
%
Change
$M
Medical Technologies and
Services
$23 Segment Profit
Adjusted
Revenues $682 1%
Segment Profit $126 (15)%
6
Q2 Fiscal 2010 Year-Over-Year
Quarterly Segment Review
Q2 Fiscal 2010 Year-Over-Year
Quarterly Segment Review
2
2
1
1
1 1
1
  % Change over prior year period.
2
  Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
3
2
2
3
Q2 Fiscal 2010 Sequential
Quarterly Review
Q2 Fiscal 2010 Sequential
Quarterly Review
3% $329 5% $351 Operating Expenses
%
Change
$M
%
Change
$M
$0.33
$73
$127
$1,019
GAAP
32%
32%
9%
11%
1% $88
Income From Continuing
Operations
0% $0.39
Diluted EPS From Continuing
Operations
Adjusted
Revenue $1,019 11%
Operating Income $149 12%
7
1  % Change over Q1 Fiscal 2010.
2 Adjusted operating income and adjusted operating expenses are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items.
1

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
2
2
10% $337 10% $337 Revenues
6% (2)%
$M
$111
$682
$M
GAAP
$16
%
Change
11%
11%
%
Change
%
Change
$M Critical Care Technologies
%
Change
$M
Medical Technologies and
Services
$23 Segment Profit
Adjusted
Revenues $682 11%
Segment Profit $126 13%
8
Q2 Fiscal 2010 Sequential
Quarterly Segment Review
Q2 Fiscal 2010 Sequential
Quarterly Segment Review
1
1
1
1
1
  % Change over Q1 Fiscal 2010.
2
  Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1H Fiscal 2010 Review
1H Fiscal 2010 Review
5% $646 6% $685 Operating Expenses
%
Change
$M
%
Change
$M
$0.58
$128
$244
$1,942
GAAP
(11)%
(7)%
(7)%
3%
8% $174
Income From Continuing
Operations
8% $0.79
Diluted EPS From Continuing
Operations
Adjusted
Revenue $1,942 3%
Operating Income $283 (5)%
9
1  % Change over prior year period.
2 Adjusted operating income and adjusted operating expenses are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items.
1
1
2

3

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1H Fiscal 2010 Segment Review
1H Fiscal 2010 Segment Review
9% $643 9% $643 Revenues
(14)% (22)%
$M
$212
$1,299
$M
GAAP
$32
%
Change
(4)%
0%
%
Change
%
Change
$M Critical Care Technologies
%
Change
$M
Medical Technologies and
Services
$46 Segment Profit
Adjusted
Revenues $ 1,299 0%
Segment Profit $238 (3)%
10
1
2
1
1
2
1
1
  % Change over prior year period.
2
  Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Fiscal 2010 Guidance Fiscal 2010 Guidance © 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
$3,850 - $4,000 $3,950 - $4,050 Total Revenue
~47 - 48% ~48% Gross Margin
35% of total revenue 34 - 35% of total revenue Adjusted Operating Expenses
~25 - 26% ~28% Adjusted Tax Rate
~$120 -130 ~$120 - $130 Nonrecurring Items
$1.35 - $1.45 $1.40 - $1.45 Adjusted Diluted EPS
~221 ~223
Diluted Weighted Average
Shares Outstanding
$180 $160 - $170 Capital Expenditures
Updated
FY10 Outlook
$ in millions
Previous
FY10 Outlook
12
Revised Fiscal 2010
Financial Guidance
Revised Fiscal 2010
Financial Guidance
2
3
3
4
1
1
Provided by CareFusion on November 5, 2009.
2
Adjusted operating expenses is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
3
Adjusted tax rate and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, nonrecurring tax items and discontinued operations.

Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items.

Q&A Q&A © 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
www.carefusion.com
under the SEC Filings link of the Investor
Non-GAAP Reconciliations
Non-GAAP Reconciliations
$88 $15 $73
Income From Continuing
Operations
$0.39 $0.07 $0.33
Diluted EPS From Continuing
Operations
$329 $(22) $351 Operating Expenses
$149 $22 $127 Operating Income
FY10 Q2
GAAP
$M
Nonrecurring
Items
$M
FY10 Q2
Adjusted
$M
Critical Care Technologies
Segment Profit
$111 $15 $126
Medical Technologies and Services
Segment Profit
$16 $7 $23
14
2
1
1   Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items.
2 Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at
Relations tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on February 9, 2010.